Exhibit 10.3

[**]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

ADDENDUM 1.1

No. 012174-1NOHL-01.1

TO THE PARTNERSHIP AGREEMENT No. 012174-1NOHL-OO

This Project Addendum 1.1 (the “Project Addendum 1.1”) is made and entered into as of 1 January 2014 (the “Project Addendum 1.1 Effective Date”), by and between GenSight Biologics SA, a corporation organized under the laws of France, registered with the Lyon Trade and Company Registry under number B 751 164 757 (SIRET: 75116475700013), with its principal place of business at 74 rue du Faubourg Saint Antoine 75012 Paris, France (“GenSight”), and Genethon, a non-profit organization organized under the laws of France, with its principal place of business at 1bis, rue de l’Internationale, 91002 Evry Cedex, France (SIRET: 40218752000018) (“Genethon”), (each of GenSight and Genethon a “Party” individually and collectively the “Parties”).

BACKGROUND

WHEREAS, the Parties entered into a partnership agreement No. 012174-1 NOHL-00 on February 1, 2013 (the “Partnership Agreement”), and agreed on the specific conditions of the Leber’s Hereditary Optic Neuropathy (“LHON”) program (the “LHON Research Program”) in a first addendum dated 2 April 2013 (the “Project Addendum 1”) (the Partnership Agreement and its Project Addendum 1 are hereafter referred to as the “LHON Partnership Agreement”);

WHEREAS, the Parties agree to extend Genethon’s activities in the framework of the LHON Research Program, in particular regarding further process development, GMP manufacturing for future commercial batches covering EU and USA territories, clinical and regulatory support activities and the provision of a project development plan.

NOW THEREFORE, in consideration of the mutual covenants, conditions and undertakings herein contained, the Parties agree as follows:

1.	OBJECT OF THIS PROJECT ADDENDUM 1.1

1.1	The Parties agree to modify the conditions of the LHON Research Program relating to clinical and regulatory support as described in Exhibit 2A of the Project Addendum 1 in particular in section 4 with the conditions set forth in Exhibit 2B here-attached. The Parties agree to re-negotiate whether clinical support by Genethon will still be desired by GenSight and agreed by Genethon following the end of the period contracted for clinical support by Genethon, which is October 31, 2014, and if so the amount to be paid by GenSight regarding such continued activities.

1.2	As mentioned in section 5 of Exhibit 2A of the Project Addendum 1, the Parties agree to further develop the manufacturing process to support the later stages of clinical development and eventual commercial sales. In this context, Genethon has provided to GenSight a project development plan as attached in Exhibit 2C section B of this Project Addendum 1.1 with the amount to be paid by GenSight regarding such activities indicated in Exhibit 2C section A of this Project Addendum 1.1. Such development plan and activities are also related to a quality agreement that is under discussion between both parties for defining, establishing and documenting the responsibilities of each party involved in the contract manufacturing of LHON Research Program subject to current Good manufacturing practice (CGMP).

2.	STRATEGIC COMMITTEE

In accordance with section 3.1 of the Partnership Agreement, the Parties agree to modify the GenSight’s authorized representatives to the Strategic Committee. Said authorized representative will be (i) the “chief operating officer” or the “directeur general” (any of them referred to the “D” as mentioned in the Partnership Agreement) and (ii) one senior scientist (“SC Member”).

3.	DURATION

This Project Addendum 1.1 enters into force on the Project Addendum 1.1 Effective Date for the duration of the LHON Research Program.

4.	INTANGIBILITY OF UNMODIFIED CLAUSES

All the terms and conditions of the LHON Partnership Agreement and its Project Addendum 1 that have not been modified by, and that are not in contradiction to, this Project Addendum 1.1 shall apply. Capitalized terms used in this Project Addendum 1.1 and not otherwise defined shall have the meaning ascribed to such terms in the LHON Partnership Agreement. As of the Project Addendum 1.1 Effective Date, any reference to the Project Addendum 1.1 shall be deemed a reference to the LHON Partnership Agreement as amended by this Project Addendum 1.1.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Project Addendum 1.1.

GenSight Biologics SA	Genethon
/s/ Bernard Gilly	/s/ Frédéric Revah
Title: CEO	Title: CEO

EXHIBIT 2B

LHON Project Addendum

[**]

[**]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 2C

LHON Project Addendum

Amendment

GenSight and Genethon shall conduct the LHON Project under the terms specified in the LHON Partnership Agreement except that the following changed provisions relating to the project development plan shall apply:

1. Payment for the project development plan

[**]

2. Project development plan

[**]

Abreviations

AAV: Adeno-Associated Virus

AUC: Analytical UltraCentrifugation

AWD: Aerial Way Disinfection

B LA: Biologic License Application

BSSS: Buffer Sterile Saline Solution

CF10: Cell Factory 10 trays

DGAT: counting of total aerobic germs (Dénombrement des Germes Aérobiques Totaux)

DM LT: counting of Total Mold and Yeast (Dénombrement des Moisissures/Levures Totales)

DS: Drug substance

DP: Drug Product

DSP: Down Stream process ER: Engineering runs

EOP: End Of Production

EP: European Pharmacopeia FCS: Foetal Calf Serum

GBP: Genethon Bioprod

GM P: Good Manufacturing Practice

GM P-S: GM P - Source

GNT: Genethon

HEK: Human Embryonic Kidney

ICH: International Conference on Harmonization

lg: lnfectious genome

IPC: In Process Control

LAL: Limulus amebocyte lysate (LAL)

LHON: Leber Hereditary Optical Neuropathy

MCB: Master Cell Bank

M FT: Media Fill Test

MGB: Master Glycerol Bank

PQ: Performance Qualification

RFP: Request for Proposal

SOS: Sodium Dodecyl Sulfate

SOP: Standard Operational Procedure

TBC: To be confirmed

TFF: Tangential Flow Filtration

U FC: Unit Forming Colony

USP: upstream process USP: US Pharmacopeia

Vg: Viral genome

WCB: Working Cell bank

wt: wild-type

[**]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

Table of content

1.	Executive summary / GenSight requirements			5
2.	Manufacturing process			6
	2.1.	Process flow chart description		6
	2.2.	Starting materials		7
		2.2.1.	Plasmids	7
		2.2.2.	Cell bank	7
		2.2.3.	Raw materials	11
	2.3.	Process parameters justification and improvements		12
		2.3.1.	UpStream Process, (USP)	12
		2.3.2.	Down Stream Process, (DSP)	13
	2.4.	Engineering runs		17
	2.5.	Drug substance		18
		2.5.1.	Storage and container	18
		2.5.2.	Stability study	18
	2.6.	Drug Product		19
		2.6.1.	Fill and finish operations	19
		2.6.1.1. Primary content		19
		2.6.1.2. Visual inspection		20
		2.6.2.	Packaging operations	20
		2.6.3.	Ready to use product	20
		2.6.4.	Extractables/leachables	21
		2.6.5.	Stability study	21
		2.6.6.	Clinical batches and manufacturing organization	22
3.	Product characterization			23
		3.1.1.	Expression assay	23
		3.1.2.	Potency assay	23
		3.1.3.	Impurities	24
		3.1.3.1. Residual DNA		24
		3.1.3.1.1. Full length rep and cap		24
		3.1.3.1.1. Full length kanamycin resistance genes		24
		3.1.3.1.1. Host cell DNA		25
		3.1.3.2. Proteins impurities		25
		3.1.4.	Extended characterization: aggregation	25
4.	Validation			26
	4.1. Process validation			26
	4.2. Method validation			26
	4.3. Decontamination validation			27
5.	Pharmaceutical establishment status			27
6.	Project management			27
7.	Annexes			28

Figure and table content

[**]

[**]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

1. EXECUTIVE SUMMARY/ GENSIGHT REQUIREMENTS

GenSight Biologics is the sponsor of a phase I/II clinical trial for the treatment of patients suffering from Leber’s hereditary optical neuropathy disease (LHON). The pathology originates from an inherited mutation in the mitochond rial nd4 gene.

The treatment will consist in the intra-ocular injection of “GS010 gene transfer product”. GS010 product is a suspension of infectious recombinant AAV2/2 viruses expressing the human wild type (wt) form of the mitochondrial nd4 gene mutated in the pathology.

Manufacturing process developed for the supply of phase I/II clinical material is based on triple plasmid transfection into [**] cells plated in [**] followed by vector purification based on affinity chromatography. GS010 product is presented as a [**] ([**]) of concentrated infectious viruses formulated in a [**] ([**]).

Up to now, four batches have been produced with this manufacturing process: [**] pre- clinical batches ([**]) and [**] clinical batches ([**]).

Current specification for vector titer is superior or equal to [**]vg/mL, and the mean titer obtained was [**] vg/mL.

Next step of GS010 pharmaceutical development is to move towards pivotal phase in US and Europe with a manufacturing process compatible with commercial registration.

This document is intended to present the pharmaceutical development plan to be implemented at Généthon Bioproduction (GBP) for the supply of later clinical phase material and product registration.

Based on existing data and evaluation of clinical and market product needs, Gensight and GNT have agreed to move ahead with the existing process.

Pharmaceutical development of production, aseptic filling, and quality control operations will be presented as well as GBP organization.

Each item is presented and associated to resources, schedule, subcontracting and concerns (if any).

Gensight requirements for GS010 for pivotal phase:

•	Specification of vg titer equal or stronger to [**] vg/mL (dose for pivotal phase up to [**] vg/dose)

•	Implementation of filling process [**]

•	Qualification of a [**] ([**])

•	Release process of the Drug Substance

•	Drug Product presented [**]

•	Number of patients/dose: [**]

Those requirements are extended for commercial registration to:

•	Process and analytical methods validation

•	Process scale designed to support the supply of [**] units / year for commercial phase ([**] vg/year)

•	Genethon Bioprod approved as provider of commercial products by both EU and US regulatory agencies.

[**]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

2. MANUFACTURING PROCESS

2.1	Process flow chart description

[**]

2.2	Starting materials

[**]

2.2.1	Plasmids

[**]

2.2.2	Cell Bank

[**]

2.2.3	Raw materials

[**]

2.3	Process parameters justification and improvements

2.3.1	UpStream Process, (USP)

[**]

2.3.2	Down Stream Process, (DSP)

[**]

2.4	Engineering runs

[**]

2.5	Drug substance

2.5.1	Storage and container

[**]

2.5.2	Stability study

[**]

2.6	Drug Product

2.6.1	Fill and finish operations.

2.6.1.1.	Primary content

[**]

2.6.1.2.	Visual inspection

[**]

2.6.2	Packaging operations

[**]

2.6.3	Ready to use product

[**]

[**]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

2.6.4	Extractables/leachables

[**]

2.6.5	Stability study

[**]

2.6.6	Clinical batches and Manufacturing organization

[**]

3.	Product characterization

[**]

3.1	Analytical methods

3.1.1	Expression assay

[**]

3.1.2	Potency assay

[**]

3.1.3	Impurities

3.1.3.1	Residual DNA

3.1.3.1.1.	Full length rep and cap

[**]

3.1.3.1.1.	Full length kanamycin resistance genes

[**]

3.1.3.1.1.	Host cell DNA

[**]

3.1.3.2	Proteins impurities

[**]

3.1.4	Extended characterization : aggregation

[**]

4.	Validation

4.1	Process validation

[**]

4.2	Method validation

[**]

4.3	Decontamination validation

[**]

[**]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.

5.	Pharmaceutical establishment status

[**]

6.	Project management

[**]

➢	Main time Schedule (planning)

7.	Annexes

[**]

[**]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.